SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2003

CENTERSTATE BANKS OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	333-95087	59-3606741

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

7722 State Road 544 East, Suite 205, Winter Haven, FL	33881

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-0833

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired: None.

     (b)  Pro Forma Financial Information: None

     (c)  Exhibits: Press Release dated April 23, 2003

Item 12. Other Events and Required F.D. Disclosure

     On April 23, 2003, CenterState Banks of Florida, Inc. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS OF FLORIDA, INC.

By: /s/ Ernest S. Pinner

Ernest S. Pinner President and Chief Executive Officer
Date: April 23, 2003

3